UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
  ______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2021
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Renewable Energy Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35397	26-4785427
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

416 South Bell Avenue	Ames	Iowa	50010
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	REGI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
    On September 30, 2021, REG Services Group, LLC and REG Marketing & Logistics, LLC (collectively, the “Borrowers”), wholly owned subsidiaries of Renewable Energy Group, Inc. (the “Company”), entered into Amendment No. 17 to Credit Agreement (the “Amendment”), which amends that certain Credit Agreement, dated as of December 23, 2011, by and among the Borrowers, the existing lenders party thereto and Bank of America, N.A. as a new lender (the “Lenders”), and Wells Fargo Capital Finance, LLC, as the agent (as amended, the “M&L and Services Revolver”). Pursuant to the Amendment, the maximum commitment of the Lenders to make revolving loans under the M&L and Services Revolver was increased from $150.0 million to $250.0 million. Pursuant to the Amendment, the accordion feature under the M&L and Services Revolver, which allows the Borrowers to request commitments for additional revolving loans subject to customary conditions (including the consent of the Lenders providing such additional commitments), was increased to an aggregate amount not to exceed $100.0 million. The Amendment extends the maturity date of the M&L and Services Revolver to September 30, 2026. In addition, the interest rate under the M&L and Services Revolver, which is based on the one-month LIBOR rate (which shall not be less than zero, plus a margin based on Quarterly Average Availability (as defined in the M&L and Services Revolver)), was modified so that the margin will now range from 1.50% per annum to 2.00% per annum.

This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On September 30, 2021, the Borrowers entered into the Amendment described above. The information provided in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 9.01    Financial Statements and Exhibits.
    (d)    Exhibits
10.1    Amendment No. 17 to Credit Agreement, dated as of September 30, 2021, by and among the lenders identified on the signature pages thereto, Wells Fargo Capital Finance, LLC, as agent REG Services Group, LLC and REG Marketing and Logistics Group, LLC.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 4, 2021

RENEWABLE ENERGY GROUP, INC.

By:	/s/ R. Craig Bealmear
R. Craig Bealmear
Chief Financial Officer